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                                 Exhibit 10.2
                                 ------------

                              SECURITY AGREEMENT


     THIS SECURITY AGREEMENT (this "Agreement"), dated as of September 20, 2001, is made between Amerigon Incorporated, a California corporation (the "Borrower"), and Big Beaver Investments LLC, a Delaware limited liability company (the "Lender").

     The Borrower and the Lender are parties to a Credit Agreement dated as of September 20, 2001 (as amended, modified, renewed or extended from time to time, the "Credit Agreement"). It is a condition precedent to the borrowings under the Credit Agreement that the Borrower enter into this Agreement and grant to the Lender the security interests hereinafter provided to secure the obligations of the Borrower described below.

     Accordingly, the parties hereto agree as follows:

     SECTION 1.  DEFINITIONS; INTERPRETATION.

     (a) TERMS DEFINED IN CREDIT AGREEMENT. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

     (b) CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

     "ACCOUNT CONTROL AGREEMENT" means any account control agreement or other agreement with any securities intermediary granting control with respect to any Investment Property.

     "ACCOUNTS" means any and all rights to payment or obligations owed to the Borrower, whether or not earned by performance, whether now existing or hereafter acquired or arising, and in any event includes all accounts receivable, contract rights, rights to payment, and other obligations of any kind owed to the Borrower, including obligations for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, for services rendered or to be rendered, for policies of insurance issued or to be issued, for a secondary obligation incurred or to be incurred, for energy provided or to be provided, for the use or hire of a vessel under a charter or other contract, arising out of the use of a credit or charge card or information contained on or for use with the card, as winnings in a lottery or other game of chance, or arising from any other transaction, however evidenced, and all guaranties, indemnities and security with respect to the foregoing, and all letters of credit relating thereto, in each case whether now existing or hereafter acquired or arising.

     "BOOKS" means any and all books, records and other written, electronic or other documentation in whatever form maintained now or hereafter by or for the Borrower in connection with the ownership of its assets or the conduct of its business or evidencing or containing information relating to the Collateral, including: (i) ledgers; (ii) records indicating,
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summarizing, or evidencing the Borrower's assets (including Inventory and Rights to Payment), business operations or financial condition; (iii) computer programs and software; (iv) computer discs, tapes, files, manuals, spreadsheets; (v) computer printouts and output of whatever kind; (vi) any other computer prepared or electronically stored, collected or reported information and equipment of any kind; and (vii) any and all other rights now or hereafter arising out of any contract or agreement between the Borrower and any service bureau, computer or data processing company or other Person charged with preparing or maintaining any of the Borrower's books or records or with credit reporting, including with regard to the Borrower's Accounts.

     "CHATTEL PAPER" means any and all records and other written, electronic or other documentation in whatever form which evidence a monetary obligation and a security interest in, lease of, or license of specific goods and/or software used in the goods, whether now existing or hereafter arising.

     "COLLATERAL" has the meaning set forth at UCC Section 9102 and in any event includes the meaning set forth in Section 2.

     "DEPOSIT ACCOUNT" means any and all demand, time, savings, passbook or like account now or hereafter maintained by or for the benefit of the Borrower with a bank, savings and loan association, credit union or like organization, and all funds and amounts therein, whether or not restricted or designated for a particular purpose.

     "DOCUMENTS" means any and all documents of title, bills of lading, dock warrants, dock receipts, warehouse receipts and other documents of the Borrower, whether or not negotiable, and includes all records and other written, electronic or other documentation in whatever form which purport to be issued by a bailee or agent and purport to cover goods in any bailee's or agent's possession which are either identified or are fungible portions of an identified mass, including such documents of title made available to the Borrower for the purpose of ultimate sale or exchange of goods or for the purpose of loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with goods in a manner preliminary to their sale or exchange, in each case whether now existing or hereafter acquired or arising.

     "EQUIPMENT" means any and all now existing or hereafter acquired goods and tangible personal property (other than Inventory) of the Borrower in all of its forms, wherever located, and in any event includes any and all machinery, furniture, equipment, furnishings and fixtures in which the Borrower now or hereafter acquires any right, and all other goods and tangible personal property (other than Inventory), including tools, parts and supplies, automobiles, trucks, tractors and other vehicles, computer and other electronic data processing equipment and other office equipment, computer programs and related data processing software, and all additions, substitutions, replacements, parts, accessories, and accessions to and for the foregoing, now owned or hereafter acquired, and including any of the foregoing which are or are to become fixtures on real property.

     "FINANCING STATEMENTS" has the meaning set forth in Section 3.

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     "GENERAL INTANGIBLES" means any and all now existing or hereafter acquired or arising intangible goods and personal property of the Borrower in all of its forms, wherever located, and in any event includes: (i) all tax and other refunds, rebates or credits of every kind and nature to which the Borrower is now or hereafter may become entitled; (ii) all good will, choses in action and causes of action, whether legal or equitable, whether in contract or tort and however arising, including "commercial tort claims" (as defined at UCC Section
9102); (iii) all Intellectual Property Collateral; (iv) all interests in limited and general partnerships and limited liability companies, including all of Borrower's interests as a member of BSST LLC, a Delaware limited liability company; (v) all rights of stoppage in transit, replevin and reclamation; (vi) all licenses, permits, consents, indulgences and rights of whatever kind issued in favor of or otherwise recognized as belonging to the Borrower by any governmental authority; and (vii) all indemnity agreements, guaranties, insurance policies and other contractual, equitable and legal rights of whatever kind or nature; in each case whether now existing or hereafter acquired or arising.

     "INSTRUMENTS" means any and all negotiable instruments and all records and other written, electronic or other documentation in whatever form which evidence a right to the payment of money, wherever located and whether now existing or hereafter acquired.

     "INTELLECTUAL PROPERTY COLLATERAL" means the following properties and assets owned or held by the Borrower or in which the Borrower otherwise has any interest, now existing or hereafter acquired or arising:

     (1) all foreign and domestic patents and patent applications, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses, including such patents, patent applications and patent licenses as described in Schedule 1, all rights to sue for past, present and future
             ----------
infringement thereof, all rights arising therefrom and pertaining thereto, and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof;

     (2) all foreign and domestic copyrights and applications for copyright, together with the underlying works of authorship (including titles), all licenses relating to any of the foregoing and all income and royalties with respect to any licenses, including such copyrights, copyright applications and copyright licenses as described in Schedule 1, whether such works have been
                                   ----------
published, or whether the rights in such works are statutory or arise under the common law, all other rights, works of authorship and derivative works in connection therewith, all rights, claims and demands in any way relating to any such copyrights or works, including royalties and rights to sue for past, present and future infringement, and all rights of renewal and extension thereof;

     (3) all state (including common law), federal and foreign trademarks, service marks and trade names, and applications for registration of such trademarks, service marks and trade names, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses, including such marks, names, applications and licenses as described in Schedule 1, whether
                                                             ----------
registered or unregistered and wherever registered, whether rights to such marks arise under statutory or common law, all rights to sue for past, present and future

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infringement, all rights arising therefrom and pertaining thereto and all reissues, extensions and renewals thereof;

     (4) all trade secrets, trade dress, trade styles, logos, other source of business identifiers, mask-works, mask-work registrations, mask-work applications, software, confidential information, customer lists, license rights, advertising materials, operating manuals, methods, processes, know-how, algorithms, formulae, databases, quality control procedures, product, service and technical specifications, operating, production and quality control manuals, sales literature, drawings, specifications, blue prints, descriptions, inventions, name plates and catalogs; and

     (5) the entire goodwill of or associated with the businesses now or hereafter conducted by the Borrower connected with or symbolized by any of the aforementioned properties and assets.

     "INVENTORY" means any and all now existing or hereafter acquired goods and tangible personal property (other than Equipment) in all of its forms, wherever located, and in any event includes all goods (including goods in transit) and tangible personal property (other than Equipment) which are held for sale, lease or other disposition, including those held for display or demonstration or out on lease or consignment or to be furnished under contract of service, or which are raw materials, work in process, finished goods or materials used or consumed in the Borrower's business, and the resulting product or mass, and all repossessed, returned, rejected, reclaimed and replevied goods, together with all parts, components, supplies, packing and other materials used or usable in connection with the manufacture, production, packing, shipping, advertising, selling or furnishing of such goods; and all other items hereafter acquired by the Borrower by way of substitution, replacement, return, repossession or otherwise, and all additions and accessions thereto, and any Document representing or relating to any of the foregoing at any time.

     "INVESTMENT PROPERTY" means any and all investment property of the Borrower, including all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts, and all financial assets held in any securities account or otherwise, wherever located, and whether now existing or hereafter acquired or arising.

     "LETTER OF CREDIT PROCEEDS" means any and all Proceeds of letters of credit evidenced by records or other written, electronic or other documentation.

     "PROCEEDS" means whatever is receivable or received from or upon the sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Collateral or other assets of the Borrower, including "proceeds" as defined at UCC Section 9102, any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of the Borrower from time to time with respect to any of the Collateral, any and all payments (in any form whatsoever) made or due and payable to the Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting under color of governmental authority), any and all other amounts from time to time paid or payable under or in

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connection with any of the Collateral or for or on account of any damage or injury to or conversion of any Collateral by any Person, any and all other tangible or intangible property received upon the sale or disposition of Collateral, and any and all proceeds from the foregoing.

     "RIGHTS TO PAYMENT" means any and all Accounts, and any and all rights and claims to the payment or receipt of money or other forms of consideration of any kind in, to and under all Chattel Paper, Documents, General Intangibles, Instruments, Investment Property, and Proceeds.

     "SECURED OBLIGATIONS" means the indebtedness, liabilities and other obligations of the Borrower to the Lender under or in connection with any of the Credit Agreement, the Note and the other Loan Documents (other than the Bridge Loan Warrant), including all unpaid principal of the Loan, all interest accrued thereon, all fees due under the Credit Agreement and all other amounts payable by the Borrower to the Lender thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

     "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of California; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

     (c) TERMS DEFINED IN UCC. Where applicable and except as otherwise defined herein or in the Credit Agreement, terms used in this Agreement shall have the meanings assigned to them in the UCC.

     (d) INTERPRETATION. The rules of interpretation set forth in Section 1.03 of the Credit Agreement shall be applicable to this Agreement and are incorporated herein by this reference.

     SECTION 2.  SECURITY INTEREST.

     (a) GRANT OF SECURITY INTEREST. As security for the payment and performance of the Secured Obligations, the Borrower hereby pledges, assigns, transfers, hypothecates and sets over to the Lender, and hereby grants to the Lender a security interest in, all of the Borrower's right, title and interest in, to and under all assets and property of the Borrower, wherever located and whether now existing or owned or hereafter acquired or arising, including the following assets and property (collectively, the "Collateral"): (i) all Accounts; (ii) all Chattel Paper; (iii) all Deposit Accounts; (iv) all Documents; (v) all Equipment; (vi) all General Intangibles; (vii) all Instruments; (viii) all Inventory; (ix) all Investment Property; (x) all Books;
(xi) all Intellectual Property Collateral; (xii) all Letter of Credit Proceeds;
(xiii) all Rights to Payments; and (xiv) all products and Proceeds of any and all of the foregoing.

     (b) BORROWER REMAINS LIABLE. Anything herein to the contrary notwithstanding, (i) the Borrower shall remain liable under any contracts, agreements and other

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documents included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Lender of any of the rights hereunder shall not release the Borrower from any of its duties or obligations under such contracts, agreements and other documents included in the Collateral and (iii) the Lender shall not have any obligation or liability under any contracts, agreements and other documents included in the Collateral by reason of this Agreement, nor shall the Lender be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Collateral hereunder.

     (c) CONTINUING SECURITY INTEREST. The Borrower agrees that this Agreement shall create a continuing security interest in the Collateral which shall remain in effect until terminated in accordance with Section 22.

     SECTION 3.  PERFECTION PROCEDURES.

     (a) FINANCING STATEMENTS, ETC. The Borrower shall execute and deliver, as appropriate, to the Lender concurrently with the execution of this Agreement, and at any time and from time to time thereafter, all financing statements, continuation financing statements, termination statements, security agreements, chattel mortgages, assignments, patent, copyright and trademark collateral assignments, fixture filings, warehouse receipts, documents of title, affidavits, reports, notices, schedules of account, letters of authority and all other documents and instruments, in form satisfactory to the Lender (collectively, the "Financing Statements"), and take all other action, as the Lender may request, to perfect and continue perfected, maintain the priority of or provide notice of the Lender's security interest in the Collateral and to accomplish the purposes of this Agreement. The Borrower shall not file or have filed any Financing Statement, correction statement to any Financing Statement, or other filings relative to any Financing Statement in connection with any Collateral without the express prior written consent the Lender.

     (b) CERTAIN AGENTS. Any third person at any time and from time to time holding all or any portion of the Collateral, as agent of or as pledge holder for the Lender, shall be deemed to, and shall, hold the Collateral for the Lender. At any time and from time to time, the Lender may give notice to any third person holding all or any portion of the Collateral that such third person is holding the Collateral as the agent of, and as pledge holder for, the Lender.

     SECTION 4. REPRESENTATIONS AND WARRANTIES. In addition to the representations and warranties of the Borrower set forth in the Credit Agreement, which are incorporated herein by this reference, the Borrower represents and warrants to the Lender that the following statements are true and correct on and as of the date of this Agreement and will be true and correct on and as of the date of each Loan Advance as if made on such date(s):

     (a) JURISDICTION OF ORGANIZATION, LOCATION OF CHIEF EXECUTIVE OFFICE AND LOCATION COLLATERAL. The Borrower's jurisdiction of organization, chief executive office and principal place of business is located at the address set forth in paragraph 1(a) of Schedule 1, and all other locations where the
                           ----------
Borrower conducts business or where the Collateral is kept are set forth in paragraph 1(b) of Schedule 1.
                  ----------

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     (b)  LOCATIONS OF BOOKS. All locations where Books pertaining to the Rights to Payment are kept, including all equipment necessary for accessing such Books and the names and addresses of all service bureaus, computer or data processing companies and other Persons keeping any Books or collecting Rights to Payment for the Borrower, are set forth in paragraph 2 of Schedule 1.
                                                  ----------

     (c) TRADE NAMES AND TRADE STYLES. All trademarks, trade names and trade styles under which the Borrower presently conducts its business operations are set forth in paragraph 3 of Schedule 1, and, except as set forth in paragraph 3
                            ----------
of Schedule 1, the Borrower has not, at any time in the past: (i) been known as
   ----------
or used any other trademark, trade name or trade style; (ii) changed its name;
(iii) been the surviving or resulting entity in a merger or consolidation; or
(iv) acquired through asset purchase or otherwise any business of any Person.

     (d)  OWNERSHIP OF COLLATERAL. The Borrower is, and, except as permitted by
Section 5(i), will continue to be, the sole and complete owner of the Collateral (or, in the case of after-acquired Collateral, at the time the Borrower acquires rights in such Collateral, will be the sole and complete owner thereof), free from any Lien other than Permitted Liens.

     (e) ENFORCEABILITY; PRIORITY OF SECURITY INTEREST. (i) Except as set forth in Section 4.01(b) to the Borrower's Disclosure Letter to the Credit Agreement, this Agreement creates a security interest against the Collateral in which the Borrower now has rights and will create a security interest which is enforceable against the Collateral in which the Borrower hereafter acquires rights at the time the Borrower acquires any such rights; and (ii) the Lender has a perfected and first priority security interest in the Collateral, in which the Borrower now has rights, and will have a perfected and first priority security interest in the Collateral in which the Borrower hereafter acquires rights at the time the Borrower acquires any such rights, in each case securing the payment and performance of the Secured Obligations except for Permitted Liens.

     (f) OTHER FINANCING STATEMENTS. Other than (i) Financing Statements set forth in paragraph 10 of Schedule 1 and (ii) Financing Statements in favor of
                         ----------
the Lender, no effective Financing Statement naming the Borrower as debtor, assignor, grantor, mortgagor, pledgor or the like and covering all or any part of the Collateral is on file in any filing or recording office in any jurisdiction.

     (g)  RIGHTS TO PAYMENT.

          (1) The Rights to Payment represent valid, binding and enforceable obligations of the account debtors or other Persons obligated thereon, representing undisputed, bona fide transactions completed in accordance with the terms and provisions contained in any documents related thereto, and are and will be genuine, free from Liens, and not subject to any adverse claims, counterclaims, setoffs, defaults, disputes, defenses, discounts, retainages, holdbacks or conditions precedent of any kind of character, except to the extent reflected by the Borrower's reserves for uncollectible Rights to Payment or to the extent, if any, that such account debtors or other Persons may be entitled to normal and ordinary course trade discounts, returns, adjustments and allowances in accordance with Section 5(m), or as otherwise disclosed to the Lender in writing;

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          (2)  to the best of the Borrower's knowledge and belief, all account debtors and other obligors on all material Rights to Payment are solvent and generally paying their debts as they come due;

          (3) all Rights to Payment comply with all applicable laws in all material respects concerning form, content and manner of preparation and execution, including where applicable any federal and state consumer credit laws;

          (4) the Borrower has not assigned any of its rights under the Rights to Payment except as provided in this Agreement or as set forth in the other Loan Documents;

          (5) all statements made, all unpaid balances and all other information in the Books and other documentation relating to the Rights to Payment are true and correct in all material respects and in all material respects are what they purport to be; and

          (6) the Borrower has no knowledge of any fact or circumstance which would impair the validity or collectibility of any material Rights to Payment.

     (h) INVENTORY. No Inventory is stored with any bailee, warehouseman or similar Person, nor has any Inventory been consigned to the Borrower or consigned by the Borrower to any Person or is held by the Borrower for any Person under any "bill and hold" or other arrangement, except as set forth in paragraph 4 of Schedule 1.
               ----------

     (i)  INTELLECTUAL PROPERTY.

          (1)  Except as set forth in paragraph 5 of Schedule 1, the Borrower
                                                     ----------
(directly or through any Affiliate) does not own, possess or use under any licensing arrangement any material patents, copyrights, trademarks, service marks or trade names, nor is there currently pending before any governmental authority any application for registration of any patent, copyright, trademark, service mark or trade name.

          (2) All material patents, copyrights, trademarks, service marks and trade names are subsisting and have not been adjudged invalid or unenforceable in whole or in part.

          (3) All maintenance fees required to be paid on account of any material patents have been timely paid for maintaining such patents in force and, to the best of the Borrower's knowledge, each of the material patents is valid and enforceable and the Borrower has notified the Lender in writing of all prior art (including public uses and sales) of which it is aware.

          (4) To the best of the Borrower's knowledge after due inquiry, no material infringement or unauthorized use presently is being made of any Intellectual Property Collateral by any Person.

          (5) Except for licensing arrangements set forth in Section 4(i)(1) of this Agreement, the Borrower is the sole and exclusive owner of the material Intellectual Property Collateral.

          (6) The past, present and contemplated future use of the Intellectual Property Collateral by the Borrower has not, does not and will not infringe or violate any right, privilege or license agreement of or with any other Person in any material respect.

          (7) The Borrower owns, has material rights under, is a party to, or an assignee of a party to all material licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, trade names and all other Intellectual Property Collateral necessary to continue to conduct its business as heretofore conducted.

     (j)  EQUIPMENT.

          (1) None of the Equipment or other Collateral is affixed to real property, except Collateral with respect to which the Borrower has supplied the Lender with all information and documentation necessary to make all fixture filings required to perfect and protect the priority of the Lender's security interest in all such Collateral which may be fixtures as against all Persons having an interest in the premises to which such property may be affixed; and

          (2) none of the Equipment is leased from or to any Person, except as set forth in paragraph 6 of Schedule 1 or as otherwise disclosed to the Lender
                            ----------
or permitted under the Loan Documents.

     (k) DEPOSIT ACCOUNTS. The names and addresses of all financial institutions at which the Borrower maintains its Deposit Accounts, and the account numbers and account names of such Deposit Accounts, are set forth in paragraph 7 of Schedule 1.
               ----------

     (l) INVESTMENT PROPERTY; INSTRUMENTS. All securities accounts of Borrower and other Investment Property of Borrower are set forth in paragraph 8 of
Schedule 1, and all Instruments held by Borrower are also set forth in paragraph
----------
9 of Schedule 1.  No Account Control Agreements exist with respect to any
     ----------
Investment Property other than any Account Control Agreements in favor of the Lender.

     SECTION 5. COVENANTS. In addition to the covenants of the Borrower set forth in the Credit Agreement, which are incorporated herein by this reference, so long as any of the Secured Obligations remain unsatisfied or the Lender shall have any Commitment, the Borrower agrees that:

     (a) DEFENSE OF COLLATERAL. The Borrower will appear in and defend any action, suit or proceeding which may affect to a material extent its title to, or right or interest in, or the Lender's right or interest in, the Collateral.

     (b) PRESERVATION OF COLLATERAL. The Borrower will do and perform all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Collateral.

     (c) COMPLIANCE WITH LAWS, ETC. The Borrower will comply with all material laws, regulations and ordinances, and all policies of insurance, relating to the possession, operation, maintenance and control of the Collateral.

     (d) LOCATION OF BOOKS AND CHIEF EXECUTIVE OFFICE. The Borrower will: (i) keep all Books pertaining to the Rights to Payment at the locations set forth in paragraph 1 of Schedule 1; and (ii) give at least thirty (30) days' prior
               ----------
written notice to the Lender of (A) any changes in any such location where Books pertaining to the Rights to Payment are kept, including any change of name or address of any service bureau, computer or data processing company or other Person preparing or maintaining any Books or collecting Rights to Payment for the Borrower or (B) any changes in the location of the Borrower's chief executive office or principal place of business.

     (e) LOCATION OF COLLATERAL. The Borrower will: (i) keep the Collateral at the locations set forth in Schedule 1 and not remove the Collateral from such
                           ----------
locations (other than disposals of Collateral permitted by subsection (i)) except upon at least thirty (30) days' prior written notice of any removal to the Lender; and (ii) give the Lender at least thirty (30) days' prior written notice of any change in the locations set forth in Schedule 1.
                                                   ----------

     (f) CHANGE IN NAME, IDENTITY OR STRUCTURE. The Borrower will give at least thirty (30) days' prior written notice to the Lender of (i) any change in name,
(ii) any changes in, additions to or other modifications of its trade names and trade styles set forth in Schedule 1, and (iii) any changes in its identity or
                          ----------
structure in any manner which might make any Financing Statement filed hereunder incorrect or misleading.

     (g) MAINTENANCE OF RECORDS. The Borrower will keep separate, accurate and complete Books with respect to the Collateral, disclosing the Lender's security interest hereunder.

     (h) INVOICING OF SALES. The Borrower will invoice all of its sales upon forms customary in the industry and to maintain proof of delivery and customer acceptance of goods.

     (i) DISPOSITION OF COLLATERAL. The Borrower will not surrender or lose possession of (other than to the Lender), sell, lease, rent, or otherwise dispose of or transfer any of the Collateral or any right or interest therein, except for sales of inventory in the ordinary course of business or to the extent permitted by the Loan Documents; provided that no such disposition or transfer of Investment Property or Instruments shall be permitted while any Event of Default exists.

     (j) LIENS. The Borrower will keep the Collateral free of all Liens except Permitted Liens.

     (k) EXPENSES. The Borrower will pay all expenses of protecting, storing, warehousing, insuring, handling and shipping the Collateral.

     (l) LEASED PREMISES. At the Lender's request, the Borrower will obtain from each Person from whom the Borrower leases any premises at which any Collateral is at any time present such subordination, waiver, consent and estoppel agreements as the Lender may reasonably require, in form and substance reasonably satisfactory to the Lender.

     (m)  RIGHTS TO PAYMENT. The Borrower will:

          (1) with such frequency as the Lender may require, furnish to the Lender full and complete reports, in form and substance reasonably satisfactory to the Lender, with respect to the Accounts, including information as to concentration, aging, identity of account debtors, letters of credit securing Accounts, disputed Accounts and other matters, as the Lender shall request;

          (2) give only normal discounts, allowances and credits as to Accounts and other Rights to Payment, in the ordinary course of business, according to normal trade practices utilized by the Borrower in the past, and enforce all Accounts and other Rights to Payment strictly in accordance with their terms in all material respects, and take all such action to such end as may from time to time be reasonably requested by the Lender, except that the Borrower may grant any extension of the time for payment or enter into any agreement to make a rebate or otherwise to reduce the amount owing on or with respect to, or compromise or settle for less than the full amount thereof, any Account or other Right to Payment, in the ordinary course of business, according to normal trade practices utilized by the Borrower in the past, and where the amount involved does not exceed Ten Thousand Dollars ($10,000) or where the Account or Right to Payment does not exceed Ten Thousand Dollars ($10,000) or would not be materially impaired;

          (3) if any material discount, allowance, credit, extension of time for payment, agreement to make a rebate or otherwise to reduce the amount owing on, or compromise or settle, an Account or other Right to Payment exists or occurs, or if, to the knowledge of the Borrower, any such dispute, setoff, claim, counterclaim or defense exists or has been asserted or threatened with respect to an Account or other Right to Payment, disclose such fact fully to the Lender in the Books relating to such Account or other Right to Payment and in connection with any invoice or report furnished by the Borrower to the Lender relating to such Account or other Right to Payment;

          (4) if any Accounts arise from contracts with the United States or any department, agency or instrumentality thereof, immediately notify the Lender thereof and execute any documents and instruments and take any other steps requested by the Lender in order that all monies due and to become due thereunder shall be assigned to the Lender and notice thereof given to the federal authorities under the Federal Assignment of Claims Act;

          (5) in accordance with its sound business judgment perform and comply in all material respects with its obligations in respect of the Accounts and other Rights to Payment;

          (6) upon the request of the Lender (A) at any time, notify all or any designated portion of the account debtors and other obligors on the Rights to Payment of the security interest hereunder, and (B) upon the occurrence and during the continuance of an Event of Default, notify the account debtors and other obligors on the Rights to Payment or any designated portion thereof that payment shall be made directly to the Lender or to such other Person or location as the Lender shall specify; and

          (7) upon the occurrence and during the continuance of any Event of Default, establish such lockbox or similar arrangements for the payment of the Accounts and other Rights to Payment as the Lender shall require.

     (n) INSTRUMENTS, INVESTMENT PROPERTY, ETC. Upon the request of the Lender, the Borrower will (i) immediately deliver to the Lender, or an agent designated by them, appropriately endorsed or accompanied by appropriate instruments of transfer or assignment, all Instruments, Documents, Chattel Paper and certificated securities with respect to any Investment Property, all letters of credit, and all other Rights to Payment at any time evidenced by promissory notes, trade acceptances or other instruments, (ii) cause any securities intermediaries to show on their books that the Lender is the entitlement holder with respect to any Investment Property, and/or obtain Account Control Agreements in favor of the Lender from such securities intermediaries, in form and substance satisfactory to the Lender, with respect to any Investment Property, as requested by Lender, (iii) mark all Documents and Chattel Paper with such legends as the Lender shall reasonably specify, and (iv) obtain consents from any letter of credit issuers with respect to the assignment to the Lender of any Letter of Credit Proceeds.

     (o) DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS. The Borrower will give the Lender immediate notice of the establishment of any new Deposit Account and any new securities account with respect to any Investment Property.

     (p)  INVENTORY. The Borrower will:

          (1) at such times as the Lender shall request, prepare and deliver to the Lender a report of all Inventory, in form and substance reasonably satisfactory to the Lender;

          (2) upon the request of the Lender, take a physical listing of the Inventory and promptly deliver a copy of such physical listing to the Lender; and

          (3)  except for the locations set forth in Schedule 1 or without the
                                                     ----------
prior written consent of the Lender, not store any Inventory in excess of Fifty-five Thousand Dollars ($55,000) in the aggregate with one or more bailees, warehousemen or similar Persons or on premises leased to the Borrower, nor dispose of any Inventory on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment or similar basis, nor acquire any Inventory from any Person on any such basis.

     (q) EQUIPMENT. The Borrower will, upon the Lender's request, deliver to the Lender a report of each item of Equipment, in form and substance reasonably satisfactory to the Lender.

     (r)  INTELLECTUAL PROPERTY COLLATERAL. The Borrower will:

          (1) not enter into any agreement (including any license or royalty agreement) pertaining to any material Intellectual Property Collateral, without the prior written consent of the Lender, which shall not be unreasonably withheld;

          (2) not allow or suffer any material Intellectual Property Collateral to become abandoned, nor any registration thereof to be terminated, forfeited, expired or dedicated to the public;

          (3) promptly give the Lender notice of any rights the Borrower may obtain to any new patentable inventions, copyrightable works or other new Intellectual Property Collateral that are material to the Borrower, prior to the filing of any application for registration thereof; and

          (4) diligently prosecute all applications for patents, copyrights and trademarks, and file and prosecute any and all continuations, continuations-in-part, applications for reissue, applications for certificate of correction and like matters as shall be reasonable and appropriate in accordance with prudent business practice, and promptly and timely pay any and all maintenance, license, registration and other fees, taxes and expenses incurred in connection with such Intellectual Property Collateral.

     (s) NOTICES, REPORTS AND INFORMATION. The Borrower will (i) notify the Lender of any other modifications of or additions to the information contained in Schedule 1; (ii) notify the Lender of any material claim made or asserted
   ----------
against the Collateral by any Person and of any change in the composition of the Collateral or other event which could materially adversely affect the value of the Collateral or the Lender's Lien thereon; (iii) furnish to the Lender such statements and schedules further identifying and describing the Collateral and such other reports and other information in connection with the Collateral as the Lender may reasonably request, all in reasonable detail; and (iv) upon request of the Lender make such demands and requests for information and reports as the Borrower is entitled to make in respect of the Collateral.

     SECTION 6.  RIGHTS TO PAYMENT.

     (a) COLLECTION OF RIGHTS TO PAYMENT. Until the Lender exercises its rights hereunder to collect Rights to Payment, the Borrower shall endeavor in the first instance in accordance with prudent business practice to diligently to collect all material amounts due or to become due on or with respect to the Rights to Payment. At the request of the Lender, upon and after the occurrence and during the continuance of any Event of Default, all remittances received by the Borrower shall be held in trust for the Lender to the extent permitted by applicable law and, in accordance with the Lender's instructions, remitted to the Lender or deposited to an account with the Lender in the form received (with any necessary endorsements or instruments of assignment or transfer).

     (b) INVESTMENT PROPERTY AND INSTRUMENTS. At the request of the Lender, upon and after the occurrence and during the continuance of any Event of Default, the Lender shall be entitled to receive all distributions and payments of any nature with respect to any Investment Property or Instruments, and all such distributions or payments received by the Borrower shall be held in trust for the Lender to the extent permitted by applicable law and, in accordance with the Lender's instructions, remitted to the Lender or deposited to an account with the Lender in the form received (with any necessary endorsements or instruments of assignment or transfer). Following the occurrence and during the continuance of an Event of Default any such distributions and payments with respect to any Investment Property held in any securities account shall be held and retained in such securities account, in each case as part of the Collateral hereunder. Additionally, the Lender shall have the right, upon the occurrence and during the continuance of an Event of Default, following prior written notice to the Borrower, to vote and to give consents, ratifications and waivers with respect to any Investment Property and Instruments, and to exercise all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining thereto to the extent permitted by applicable law as if the Lender was the absolute owner thereof; provided that the Lender shall have no duty to exercise any of the foregoing rights afforded to them and shall not be responsible to the Borrower or any other Person for any failure to do so or delay in doing so to the extent permitted by applicable law.

     SECTION 7. AUTHORIZATION; LENDER APPOINTED ATTORNEY-IN-FACT. The Lender shall have the right to, in the name of the Borrower, or in the name of the Lender or otherwise, without notice to or assent by the Borrower, and the Borrower hereby constitutes and appoints the Lender (and any of Lender's officers, employees or agents designated by Lender) as the Borrower's true and lawful attorney-in-fact, with full power and authority to:

          (1) sign any of the Financing Statements which must be executed or filed to perfect or continue perfected, maintain the priority of or provide notice of the Lender's security interest in the Collateral; and

          (2)  Upon the occurrence and during the continuance of an Event of
Default:

               (A) take possession of and endorse any notes, acceptances, checks, drafts, money orders or other forms of payment or security and collect any Proceeds of any Collateral;

               (B) sign and endorse any invoice or bill of lading relating to any of the Collateral, warehouse or storage receipts, drafts against customers or other obligors, assignments, notices of assignment, verifications and notices to customers or other obligors;

               (C) send requests for verification of Rights to Payment to the customers or other obligors of the Borrower;

               (D) contact, or direct the Borrower to contact, all account debtors and other obligors on the Rights to Payment and instruct such account debtors and other obligors to make all payments directly to the Lender;

               (E) assert, adjust, sue for, compromise or release any claims under any policies of insurance;

               (F) exercise dominion and control over, and refuse to permit further withdrawals from, Deposit Accounts maintained with any financial institution or other Person;

               (G) notify each Person maintaining lockbox or similar arrangements for the payment of the Rights to Payment to remit all amounts representing collections on the Rights to Payment directly to the Lender;

               (H) ask, demand, collect, receive and give acquittances and receipts for any and all Rights to Payment, enforce payment or any other rights in respect of the Rights to Payment and other Collateral, grant consents, agree to any amendments, modifications or waivers of the agreements and documents governing the Rights to Payment and other Collateral, and otherwise file any claims, take any action or institute, defend, settle or adjust any actions, suits or proceedings with respect to the Collateral, as the Lender may deem necessary or desirable to maintain, preserve and protect the Collateral, to collect the Collateral or to enforce the rights of the Lender with respect to the Collateral;

               (I) execute any and all applications, documents, papers and instruments necessary for the Lender to use the Intellectual Property Collateral and grant or issue any exclusive or non-exclusive license or sublicense with respect to any Intellectual Property Collateral;

               (J) execute any and all endorsements, assignments or other documents and instruments necessary to sell, lease, assign, convey or otherwise transfer title in or dispose of the Collateral;

               (K) execute and deliver to any securities intermediary or other Person any entitlement order, Account Control Agreement or other notice, document or instrument which the Lender may deem necessary of advisable to maintain, protect, realize upon and preserve the Investment Property and the Lender's security interest therein; and/or

               (L) execute any and all such other documents and instruments, and do any and all acts and things for and on behalf of the Borrower, which the Lender may deem necessary or advisable to maintain, protect, realize upon and preserve the Collateral and the Lender's security interest therein and to accomplish the purposes of this Agreement.

     The foregoing power of attorney is coupled with an interest and irrevocable so long as the Lender has any Commitment or the Secured Obligations have not been paid and performed in full. The Borrower hereby ratifies, to the extent permitted by law, all that the Lender shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this Section 7.

     SECTION 8. LENDER PERFORMANCE OF BORROWER OBLIGATIONS. The Lender may perform or pay any obligation which the Borrower has agreed to perform or pay under or in connection with this Agreement, and the Borrower shall reimburse the Lender on demand for any amounts paid by the Lender pursuant to this Section 8 to the extent permitted by applicable law.

     SECTION 9. LENDER'S DUTIES. Notwithstanding any provision contained in this Agreement, the Lender shall have no duty to exercise any of the rights, privileges or powers afforded to them and shall not be responsible to the Borrower or any other Person for any failure to do so or delay in doing so. Beyond the exercise of reasonable care to assure the safe custody of Collateral in the Lender's possession and the accounting for moneys actually received by the Lender hereunder, the Lender shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Collateral to the extent permitted by applicable law.

     SECTION 10. REMEDIES.

     (a) REMEDIES. Upon the occurrence and during the continuance of any Event of Default, the Lender shall have, in addition to all other rights and remedies granted to them in this Agreement, the Credit Agreement or any other Loan Document, all rights and remedies of a secured party under the UCC and other applicable laws. Without limiting the generality of the foregoing, the Borrower agrees that to the extent permitted by applicable law:

          (1) The Lender may peaceably and without notice enter any premises of the Borrower, take possession of any the Collateral, remove or dispose of all or part of the Collateral on any premises of the Borrower or elsewhere, or, in the case of Equipment, render it nonfunctional, and otherwise collect, receive, appropriate and realize upon all or any part of the Collateral, and demand, give receipt for, settle, renew, extend, exchange, compromise, adjust, or sue for all or any part of the Collateral, as the Lender may determine.

          (2) The Lender may require the Borrower to assemble all or any part of the Collateral and make it available to the Lender at any place and time designated by the Lender.

          (3) The Lender may use or transfer any of the Borrower's rights and interests in any Intellectual Property Collateral, by license, by sublicense (to the extent permitted by an applicable license) or otherwise, on such conditions and in such manner as the Lender may determine.

          (4) The Lender may secure the appointment of a receiver of the Collateral or any part thereof (to the extent and in the manner provided by applicable law).

          (5) The Lender may withdraw (or cause to be withdrawn) any and all funds from any Deposit Accounts or securities accounts.

          (6) The Lender may sell, resell, lease, use, assign, transfer or otherwise dispose of any or all of the Collateral in its then condition or following any commercially reasonable preparation or processing (utilizing in connection therewith any of the Borrower's assets, without charge or liability to the Lender therefor) at public or private sale, by one or more contracts, in one or more parcels, at the same or different times, for cash or credit, or for future delivery without assumption of any credit risk, all as the Lender deems advisable; provided, however, that the Borrower shall be credited with the net proceeds of sale only when such proceeds are finally collected by the Lender. The Lender shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption, which right or equity of redemption the Borrower hereby releases, to the extent permitted by law. The Borrower hereby agrees that the sending of notice by ordinary mail, postage prepaid, to the address of the Borrower set forth in the Credit Agreement, of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof if such notice is sent ten (10) days prior to the date of such sale or other disposition or the date on or after which such sale or other disposition may occur, provided that the Lender may provide the Borrower shorter notice or no notice, to the extent permitted by the UCC or other applicable law. The Borrower recognizes that the Lender may be unable to make a public sale of any or all of the Investment Property, by reason of prohibitions contained in applicable securities laws or otherwise, and expressly agrees that a private sale to a restricted group of purchasers for investment and not with a view to any distribution thereof shall be considered a commercially reasonable sale.

     (b) LICENSE. For the purpose of enabling the Lender to exercise its rights and remedies under this Section 10 or otherwise in connection with this Agreement, the Borrower hereby grants to the Lender an irrevocable, non-exclusive and assignable license (exercisable without payment or royalty or other compensation to the Borrower) to use, license or sublicense any Intellectual Property Collateral, except to the extent a grant of such license would violate the terms of an existing agreement to which the Borrower is a party.

     (c) APPLICATION OF PROCEEDS. The cash proceeds actually received from the sale or other disposition or collection of Collateral, and any other amounts received in respect of the Collateral the application of which is not otherwise provided for herein, shall be applied (i) first, to any fees, costs, expenses and other amounts (other than principal and interest) then due to the Lender under the Loan Documents; (ii) second, to accrued and unpaid interest due the Lender; and (iii) third, to principal due the Lender. Any surplus thereof which exists after payment and performance in full of the Secured Obligations shall be promptly paid over to the Borrower or otherwise disposed of in accordance with the UCC or other applicable law. The Borrower shall remain liable to the Lender for any deficiency which exists after any sale or other disposition or collection of Collateral to the extent permitted by applicable law.

     SECTION 11. CERTAIN WAIVERS. The Borrower waives, to the fullest extent permitted by law, (i) any right of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling of the Collateral or other collateral or security for the Secured Obligations;
(ii) any right to require the Lender (A) to proceed against any Person, (B) to exhaust any other collateral or security for any of the Secured Obligations, (C) to pursue any remedy in the Lender's power, or (D) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Collateral; and (iii) all claims, damages, and demands against the Lender arising out of the repossession, retention, sale or application of the proceeds of any sale of the Collateral.

     SECTION 12. NOTICES. All notices or other communications hereunder shall be given in the manner and to the addresses specified in the Credit Agreement. All such notices and other communications shall be effective (i) if delivered by hand, when delivered; (ii) if sent by mail, upon the earlier of the date of receipt or five Business Days after deposit in the mail, first class (or air mail, with respect to communications to be sent to or from the United States); and (iii) if sent by facsimile transmission, when sent.

     SECTION 13. NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of the Lender to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to the Lender.

     SECTION 14. COSTS AND EXPENSES; INDEMNIFICATION; OTHER CHARGES.

     (a)  COSTS AND EXPENSES. The Borrower agrees to pay on demand:

          (1) the reasonable out-of-pocket costs and expenses of the Lender and any of its Affiliates, and the reasonable fees and disbursements of counsel to the Lender, in connection with the negotiation, preparation, execution, delivery and administration of this Agreement (but, together with the costs associated with the preparation of the Loan Documents, and any amendments, modifications or waivers of the terms thereof, and the custody of the Collateral;

          (2) all title, appraisal (including the allocated costs of internal appraisal services), survey, audit, consulting, search, recording, filing and similar costs, fees and expenses incurred or sustained by the Lender or any of its Affiliates in connection with this Agreement or the Collateral; and

          (3) all costs and expenses of the Lender and its Affiliates, and the reasonable fees and disbursements of counsel, in connection with the enforcement or attempted enforcement of, and preservation of any rights or interests under, this Agreement, including in any out-of-court workout or other refinancing or restructuring or in any bankruptcy case, and the protection, sale or collection of, or other realization upon, any of the Collateral, including all expenses of taking, collecting, holding, sorting, handling, preparing for sale, selling, or the like, and other such expenses of sales and collections of Collateral, and any and all losses, costs and expenses sustained by the Lender as a result of any failure by the Borrower to perform or observe its obligations contained herein.

     (b) INDEMNIFICATION. The Borrower hereby agrees to indemnify the Lender, any Affiliate thereof, and their respective directors, officers, employees, agents, counsel and other advisors (each an "Indemnified Person") against, and hold each of them harmless from, any and all liabilities, obligations, losses, claims, damages, demands, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including the reasonable fees and disbursements of counsel to an Indemnified Person, which may be imposed on, incurred by, or asserted against any Indemnified Person, in any way relating to or arising out of this Agreement or the transactions contemplated hereby or any action taken or omitted to be taken by it hereunder (the "Indemnified Liabilities"); provided that the Borrower shall not be liable to any Indemnified Person for any portion of such Indemnified Liabilities to the extent they are found by a final decision of a court of competent jurisdiction to have resulted from such Indemnified Person's gross negligence or willful misconduct. If and to the extent that the foregoing indemnification is for any reason held unenforceable, the Borrower agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     (c) OTHER CHARGES. The Borrower agrees to indemnify the Lender against and hold it harmless from any and all present and future stamp, transfer, documentary and other such taxes, levies, fees, assessments and other charges made by any jurisdiction by reason of the execution, delivery, performance and enforcement of this Agreement.

     (d) INTEREST. Any amounts payable to the Lender under this Section 14 or otherwise under this Agreement if not paid upon demand shall bear interest from the date of such demand until paid in full, at the rate of interest set forth in
Section 2.04 of the Credit Agreement.

     SECTION 15. BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the Borrower, the Lender and their respective permitted successors and permitted assigns. The Borrower shall not have the right to assign its rights or obligations or any interest herein without the prior written consent of the Lender. The Lender reserves the right to freely sell, assign, transfer or grant participations in all or any portion of the Lender's rights and obligations hereunder (i) to one or more Affiliates of the Lender and/or (ii) with the prior consent of the Borrower (which consent shall not be unreasonably withheld) to any other Person.

     SECTION 16. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND TO THE EXTENT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR THE REMEDIES HEREUNDER, IN RESPECT OF ANY COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN CALIFORNIA.

     SECTION 17. ENTIRE AGREEMENT; AMENDMENT. This Agreement and the other Loan Documents contain the entire agreement of the parties with respect to the subject matter hereof and shall not be amended except by the written agreement of the parties as provided in the Credit Agreement.

     SECTION 18. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

     SECTION 19. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

     SECTION 20. INCORPORATION OF PROVISIONS OF THE CREDIT AGREEMENT. To the extent the Credit Agreement contains provisions of general applicability to the Loan Documents, such provisions are incorporated herein by this reference.

     SECTION 21. NO INCONSISTENT REQUIREMENTS. The Borrower acknowledges that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

     SECTION 22. TERMINATION. Upon termination of the Commitment of the Lender and payment and performance in full of all Secured Obligations, this Agreement shall terminate and the Lender shall promptly execute and deliver to the Borrower such documents and instruments reasonably requested by the Borrower as shall be necessary to evidence termination of all security interests given by the Borrower to the Lender hereunder; provided, however, that the obligations of the Borrower under
Section 14 shall survive such termination.

        [Remainder of page intentionally left blank; signatures follow]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Security Agreement, as of the date first above written.

                                        THE BORROWER
                                        AMERIGON INCORPORATED, a California
                                        corporation

                                        By: /s/ Richard A. Weisbart
                                           ---------------------------------
                                           Richard A. Weisbart,
                                           President & CEO


                                        THE LENDER
                                        BIG BEAVER INVESTMENTS LLC,
                                        a Delaware limited liability company

                                        By: /s/ O. B. Marx, III
                                           ---------------------------------
                                        Name:  Oscar B. Marx, III
                                             -------------------------------
                                        Title: President
                                              ------------------------------